Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF
FINANCIAL OFFICER, PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officers of FCCC, Inc. hereby certify that (a) FCCC Inc’s Amendment No. 1 to its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2008 (the “Quarterly Report”) and the Quarterly Report, as amended, as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and (b) information contained in the report fairly presents, in all material respects, the financial condition and results of operations of FCCC, Inc.

Date: February 4, 2009

Bernard Zimmerman
President, Chief Executive Officer and Chief Financial Officer